                                                        EXHIBIT 10(at)




                     REVOLVING CREDIT NOTE


                                                        Detroit, Michigan
$6,000,000                                              August 2, 1995


     On or before October 1, 1997 FOR VALUE RECEIVED, Defiance, Inc., a Delaware corporation (herein called "Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan, in lawful money of the United States of America the indebtedness or so much of the sum of Six Million Dollars ($6,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Second Amended and Restated Loan Agreement dated as of July 29, 1994, made by and between Company and Bank (herein called "Agreement"), together with interest thereon as hereinafter set forth.

     Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

     This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

     Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

     This Note is an extension, renewal and increase of a Revolving Credit Note dated July 29, 1994 in the principal amount of $4,000,000 by Company payable to Bank.

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.


                                  DEFIANCE, INC.



                                  By:________________________

                                  Its:_________________________





                                2

                                EQUIPMENT NOTE


                                               Detroit, Michigan
$6,000,000                                     August 2, 1995


     On or before October 1, 1996 FOR VALUE RECEIVED, Defiance, Inc., a Delaware corporation (herein called "Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan, in lawful money of the United States of America the indebtedness or so much of the sum of Six Million Dollars ($6,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Second Amended and Restated Loan Agreement dated as of July 29, 1994, made by and between Company and Bank (as amended from time to time, herein called "Agreement"), together with interest thereon as hereinafter set forth.

     Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

     This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

     Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.


                                  DEFIANCE, INC.



                                  By:

                                  Its:







                                  2





84